UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 24, 2026

TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale, Arkansas	72762-6999
(Address of Principal Executive Offices)	(Zip Code)
(479) 290-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock Par Value $0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 24, 2026, Tyson Foods, Inc. (the “Company”) completed its previously announced public offering and sale of $500,000,000 aggregate principal amount of its 5.100% Senior Notes due 2031 (the “2031 Notes”) and $500,000,000 aggregate principal amount of its 5.600% Senior Notes due 2037 (the “2037 Notes,” together with the 2031 Notes, the “Notes”).

The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-296632), including a prospectus supplement dated August 10, 2026 (the “Prospectus Supplement”) to the prospectus contained therein dated June 9, 2026, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Company issued the Notes under an indenture dated as of June 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank, N.A.)), as trustee (the “Trustee”), as amended and supplemented by supplemental indentures dated as of August 24, 2026 for the Notes (the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee. The Base Indenture and the Supplemental Indentures (including the forms of Notes) are filed as Exhibits 4.1 through 4.5 to this report and are incorporated herein by reference. The following description of the Notes and the Indenture is a summary and is not meant to be a complete description thereof.

The 2031 Notes will mature on August 24, 2031. The 2031 Notes will bear interest at a fixed rate per annum equal to 5.100%. Interest on the 2031 Notes is payable semiannually in arrears on February 24 and August 24 of each year, commencing on February 24, 2027. Interest is payable to the persons in whose names the 2031 Notes are registered at the close of business on the 14th calendar day immediately preceding the applicable interest payment date (whether or not a business day). The amount of interest payable on the 2031 Notes will be computed on the basis of a 360-day year of twelve 30-day months.

The 2037 Notes will mature on January 24, 2037. The 2037 Notes will bear interest at a fixed rate per annum equal to 5.600%. Interest on the 2037 Notes is payable semiannually in arrears on January 24 and July 24 of each year, commencing on January 24, 2027. Interest is payable to the persons in whose names the 2037 Notes are registered at the close of business on the 14th calendar day immediately preceding the applicable interest payment date (whether or not a business day). The amount of interest payable on the 2037 Notes will be computed on the basis of a 360-day year of twelve 30-day months.

The Notes of each series are the general senior unsecured obligations of the Company and will rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness from time to time outstanding, including all other senior notes issued under the Indenture.

The Company may redeem the Notes of each series, in whole or in part, under the terms provided in the Supplemental Indentures.

The Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur secured debt, enter into sale and lease-back transactions and consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture contains customary terms, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes of any series then outstanding may declare the unpaid principal of the Notes of such series and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes of any series together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.

The foregoing description of the Indenture and the related instruments and transactions associated therewith does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreements and instruments, each of which is attached hereto as an Exhibit.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 8.01.	Other Events.

In connection with the offering of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Base Indenture, (ii) the Supplemental Indentures, (iii) the forms of notes for the Notes and (iv) the opinion of Davis Polk & Wardwell LLP and related consent.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
4.1	Base Indenture, dated June 1, 1995 (incorporated herein by reference to Exhibit 4 to the Company’s Registration Statement on Form S-3 filed December 17, 1997 (Commission File No. 333-42525))

4.2	Supplemental Indenture, dated August 24, 2026, for the 5.100% Senior Notes due 2031

4.3	Form of 5.100% Senior Notes due 2031 (included in Exhibit 4.2)

4.4	Supplemental Indenture, dated August 24, 2026, for the 5.600% Senior Notes due 2037

4.5	Form of 5.600% Senior Notes due 2037 (included in Exhibit 4.4)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: August 24, 2026	By:	/s/ Curt Calaway

	Name:	Curt Calaway
	Title:	Chief Financial Officer